UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):


                                  May 28, 2008


                             CENTRAL JERSEY BANCORP
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               (Exact name of registrant as specified in charter)


          New Jersey                    0-49925                  22-3757709
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(State or other jurisdiction of       (Commission              (IRS Employer
        incorporation)                File Number)           Identification No.)


627 Second Avenue, Long Branch, New Jersey                          07740
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(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (732) 571-1300



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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01.  Other Events.
---------   ------------

         On May 28, 2008, Central Jersey Bancorp issued a press release announcing the declaration of a stock dividend equal to five percent (5%) of the authorized and outstanding shares of its common stock payable on July 1, 2008 to shareholders of record on June 13, 2008. A copy of the press release is attached hereto as Exhibit 99.1.
          ------------

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.
---------   ---------------------------------

            (d)    Exhibits:

            Exhibit
            Number        Description
            ------        -----------

            99.1 Press Release Re: Central Jersey Bancorp Declares Five Percent Stock Dividend.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CENTRAL JERSEY BANCORP
                                    --------------------------------------------
                                                   (Registrant)



                                    By:  /s/ James S. Vaccaro
                                         ---------------------------------------
                                         James S. Vaccaro
                                         Chairman, President and Chief Executive
                                         Officer


Date:  May 30, 2008

                                  EXHIBIT INDEX


Exhibit
Number                             Description
------                             -----------

99.1 Press Release Re: Central Jersey Bancorp Declares Five Percent Stock Dividend.